Exhibit 24(a)

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of December, 2009.

/s/ John D. Baker II
John D. Baker II

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of December, 2009.

/s/ Lloyd H. Dean
Lloyd H. Dean

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of December, 2009.

/s/ Susan E. Engel
Susan E. Engel

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of December, 2009.

/s/ Enrique Hernandez, Jr.
Enrique Hernandez, Jr.

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of December, 2009.

/s/ Donald M. James
Donald M. James

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of December, 2009.

/s/ Richard M. Kovacevich
Richard M. Kovacevich

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of December, 2009.

/s/ Richard D. McCormick
Richard D. McCormick

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of December, 2009.

/s/ Cynthia H. Milligan
Cynthia H. Milligan

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of December, 2009.

/s/ Philip J. Quigley
Philip J. Quigley

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of December, 2009.

/s/ Donald B. Rice
Donald B. Rice

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of December, 2009.

/s/ Robert K. Steel
Robert K. Steel

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of December, 2009.

/s/ John G. Stumpf
John G. Stumpf

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint JOHN G. STUMPF, HOWARD I. ATKINS, JAMES M. STROTHER, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement on Form S-3 (Registration Statement No. 333-154876) and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of common stock of the Company proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such common stock, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of December, 2009.

/s/ Susan G. Swenson
Susan G. Swenson